                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

          End of Period Collection Account Balance as of Prior Payment Date:                 249,510.50
          Available Funds:
            Contract Payments due and received in this period                              4,337,626.53
            Contract Payments due in prior period(s) and received in this period             764,447.63
            Contract Payments received in this period for next period                         95,631.79
            Sales, Use and Property Tax, Maintenance, Late Charges                            88,742.48
            Prepayment Amounts related to early termination in this period                 1,178,988.38
            Servicer Advance                                                                 258,679.30
            Proceeds received from recoveries on previously Defaulted Contracts                    0.00
            Transfer from Reserve Account                                                      5,622.26
            Interest earned on Collection Account                                              4,496.76
            Interest earned on Affiliated Account                                                442.75
            Proceeds from repurchase of Contracts per Contribution and
              Servicing Agreement Section 5.03                                                     0.00
            Amounts paid per Contribution and Servicing Agreement
              Section 7.01 (Substituted contract < Predecessor contract)                           0.00
            Amounts paid under insurance policies                                                  0.00
            Any other amounts                                                                      0.00
                                                                                          -------------
          Total Available Funds                                                            6,984,188.38
          Less: Amounts to be Retained in Collection Account                                 287,387.68
                                                                                          -------------
          AMOUNT TO BE DISTRIBUTED                                                         6,696,800.70
                                                                                          =============
          DISTRIBUTION OF FUNDS:

             1. To Trustee -  Fees                                                                 0.00
             2. To Servicer, any unreimbursed Nonrecoverable Advances
                or Servicer Advances                                                         764,447.63
             3. To Noteholders (For Servicer Report immediately
                following the Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                               0.00
                  a) Class A2 Principal (distributed after
                     A1 Note matures) and Interest                                                 0.00
                  a) Class A3 Principal (distributed after
                     A2 Note matures) and Interest                                         4,555,368.11
                  a) Class A4 Principal (distributed after
                     A3 Note matures) and Interest                                           508,746.22
                  b) Class B Principal and Interest                                           86,385.04
                  c) Class C Principal and Interest                                          173,270.64
                  d) Class D Principal and Interest                                          116,629.97
                  e) Class E Principal and Interest                                          153,192.33

             4. To Reserve Account for Requirement per
                Indenture Agreement Section 3.08                                                   0.00
             5. To Issuer - Residual  Principal and Interest
                and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting
                     or Amortization Event in effect)                                         39,281.86
                  b) Residual Principal (Provided no Restricting
                     or Amortization Event in effect)                                        148,387.48
                  c) Reserve Account Distribution (Provided no
                     Restricting or Amortization Event in effect)                              5,622.26
             6. To Servicer, Tax, Maintenance, Late Charges and
                Bank Interest Earned and Any Other Amounts                                    93,681.99
             7. To Servicer, Servicing Fee and other Servicing Compensations                  51,787.17
                                                                                          -------------
          TOTAL FUNDS DISTRIBUTED                                                          6,696,800.70
                                                                                          =============
          End of Period Collection Account Balance {Includes Payments                     -------------
          in Advance & Restricting Event Funds (if any)}                                     287,387.68
                                                                                          =============
II. RESERVE ACCOUNT

Beginning Balance                                                                         $4,104,190.93
           - Add Investment Earnings                                                           5,622.26
           - Add Transfer from Certificate Account
             (To Satisfy Reserve Account Requirement)                                              0.00
           - Less Distribution to Certificate Account                                          5,622.26
                                                                                          -------------
End of period balance                                                                     $4,104,190.93
                                                                                          =============
Reserve Account Requirement (Lesser of: (i) Initial
 Reserve Account Required Amount, or (ii) Sum of Class A,
 Class B, Class C, Class D, and Class E Note Balances.                                    $4,104,190.93
                                                                                          =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

           Pool A                                       93,094,724.52
           Pool B                                       28,432,297.66
                                                        -------------
                                                                             121,527,022.18

Class A Overdue Interest, if any                                 0.00
Class A Monthly Interest - Pool A                          544,973.18
Class A Monthly Interest - Pool B                          166,441.65

Class A Overdue Principal, if any                                0.00
Class A Monthly Principal - Pool A                       2,246,381.71
Class A Monthly Principal - Pool B                       2,106,317.79
                                                        -------------
                                                                               4,352,699.50

Ending Principal Balance of the Class A Notes

           Pool A                                       90,848,342.81
           Pool B                                       26,325,979.87
                                                        -------------        --------------
                                                                             117,174,322.68
                                                                             ==============

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $240,779,000     Original Face $240,779,000      Balance Factor
$2.954638                      $18.077571                      48.664677%

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

             Class A1                                           0.00
             Class A2                                           0.00
             Class A3                                  35,723,022.18
             Class A4                                  85,804,000.00
                                                       -------------

Class A Monthly Interest                                                        121,527,022.18
             Class A1 (Actual Number Days/360)                  0.00
             Class A2                                           0.00
             Class A3                                     202,668.61
             Class A4                                     508,746.22
                                                       -------------

Class A Monthly Principal

             Class A1                                           0.00
             Class A2                                           0.00
             Class A3                                   4,352,699.50
             Class A4                                           0.00
                                                       -------------
                                                                                  4,352,699.50

Ending Principal Balance of the Class A Notes

             Class A1                                           0.00
             Class A2                                           0.00
             Class A3                                  31,370,322.68
             Class A4                                  85,804,000.00
                                                       -------------            --------------
                                                                                117,174,322.68
                                                                                ==============

Class A3
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $74,000,000      Original Face $74,000,000       Balance Factor
$2.738765                      $58.820264                      42.392328%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class B Notes

                            Pool A                                     1,586,713.93
                            Pool B                                       484,581.90
                                                                       ------------
                                                                                             2,071,295.83

             Class B Overdue Interest, if any                                  0.00
             Class B Monthly Interest - Pool A                             9,339.13
             Class B Monthly Interest - Pool B                             2,852.17
             Class B Overdue Principal, if any                                 0.00
             Class B Monthly Principal - Pool A                           38,290.60
             Class B Monthly Principal - Pool B                           35,903.14
                                                                       ------------
                                                                                                74,193.74

             Ending Principal Balance of the Class B Notes

                            Pool A                                     1,548,423.33
                            Pool B                                       448,678.76
                                                                       ------------          ------------
                                                                                             1,997,102.09
                                                                                             ============

Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $4,104,000    Original Face $4,104,000        Balance Factor
$2.970590                   $18.078397                      48.662332%

VI.   CLASS C NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class C Notes

                           Pool A                                      3,173,427.87
                           Pool B                                        969,163.81
                                                                      -------------
                                                                                             4,142,591.68

             Class C Overdue Interest, if any                                  0.00
             Class C Monthly Interest - Pool A                            19,061.72
             Class C Monthly Interest - Pool B                             5,821.44
             Class C Overdue Principal, if any                                 0.00
             Class C Monthly Principal - Pool A                           76,581.19
             Class C Monthly Principal - Pool B                           71,806.29
                                                                      -------------
                                                                                               148,387.48

             Ending Principal Balance of the Class C Notes

                           Pool A                                      3,096,846.68
                           Pool B                                        897,357.52
                                                                      -------------          ------------
                                                                                             3,994,204.20
                                                                                             ============

Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $8,208,000      Original Face $8,208,000        Balance Factor
$3.031574                     $18.078397                      48.662332%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class D Notes

                        Pool A                                        2,115,618.58
                        Pool B                                          646,109.21
                                                                      ------------
                                                                                             2,761,727.79

             Class D Overdue Interest, if any                                 0.00
             Class D Monthly Interest - Pool A                           13,562.88
             Class D Monthly Interest - Pool B                            4,142.10
             Class D Overdue Principal, if any                                0.00
             Class D Monthly Principal - Pool A                          51,054.13
             Class D Monthly Principal - Pool B                          47,870.86
                                                                      ------------
                                                                                                98,924.99
             Ending Principal Balance of the Class D Notes

                        Pool A                                        2,064,564.45
                        Pool B                                          598,238.35
                                                                      ------------           ------------
                                                                                             2,662,802.80
                                                                                             ============

Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $5,472,000      Original Face $5,472,000        Balance Factor
$3.235559                     $18.078397                      48.662332%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

             Beginning Principal Balance of the Class E Notes

                       Pool A                                        2,644,523.22
                       Pool B                                          807,636.51
                                                                      ------------
                                                                                          3,452,159.73

             Class E Overdue Interest, if any                                0.00
             Class E Monthly Interest - Pool A                          22,626.10
             Class E Monthly Interest - Pool B                           6,910.00
             Class E Overdue Principal, if any                               0.00
             Class E Monthly Principal - Pool A                         63,817.66
             Class E Monthly Principal - Pool B                         59,838.57
                                                                      ------------
                                                                                            123,656.23

             Ending Principal Balance of the Class E Notes

                       Pool A                                        2,580,705.56
                       Pool B                                          747,797.94
                                                                     ------------         ------------
                                                                                          3,328,503.50
                                                                                          ============

Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $6,840,000     Original Face $6,840,000       Balance Factor
$4.318143                    $18.078396                     48.662332%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance

                     Pool A                                                    3,174,607.81
                     Pool B                                                      969,712.77
                                                                               ------------
                                                                                                  4,144,320.58

         Residual Interest - Pool A                                               26,956.66
         Residual Interest - Pool B                                               12,325.20
         Residual Principal - Pool A                                              76,581.19
         Residual Principal - Pool B                                              71,806.29
                                                                               ------------
                                                                                                    148,387.48

         Ending Residual Principal Balance

                     Pool A                                                    3,098,026.62
                     Pool B                                                      897,906.48
                                                                               ------------       ------------
                                                                                                  3,995,933.10
                                                                                                  ============
X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                            51,787.17
         - Servicer Advances reimbursement                                                          764,447.63
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                           93,681.99
                                                                                                  ------------
         Total amounts due to Servicer                                                              909,916.79
                                                                                                  ============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  105,789,615.92

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 2,552,706.49

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
        ending of the related Collection Period                                                                     103,236,909.43
                                                                                                                    ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           2,493,146.61

         - Principal portion of Prepayment Amounts                                                    59,559.88

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   2,552,706.49
                                                                                                   ============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   32,309,501.85

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 2,393,542.94

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     -------------
        ending of the related Collection Period                                                                      29,915,958.91
                                                                                                                    ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           1,280,701.39

         - Principal portion of Prepayment Amounts                                                 1,112,841.55

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                   ------------
                                          Total Decline in Aggregate Discounted Contract Balance   2,393,542.94
                                                                                                   ============
                                                                                                                     -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   133,152,868.34
                                                                                                                    ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                       Predecessor
                                                               Discounted                  Predecessor     Discounted
              Lease #     Lessee Name                          Present Value               Lease #         Present Value
              -----------------------------------------        ------------------------    ------------    ----------------------
                          NONE

                                                               ------------------------                    ----------------------
                                                         Totals:                 $0.00                                      $0.00




              a) DISCOUNTED CONTRACT BALANCES OF ALL                                                                        $0.00
                 PREPAID CONTRACTS
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $186,735,373.96
              c) (CANNOT EXCEED 10% OVER THE LIFE OF                                                                         0.00%
                 THE POOL)


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor
    Receivables                                                                                  $0.00
b)  Total discounted Contract Balance of Substitute
    Receivables                                                                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement
    Section 7.02                                                                                 $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES              NO     X
                                                                                          ----------       --------


              POOL B                                                                                       Predecessor
                                                               Discounted                 Predecessor      Discounted
              Lease #     Lessee Name                          Present Value              Lease #          Present Value
              -----------------------------------------        ------------------------   -------------    ----------------------
                          NONE

                                                               ------------------------                    ----------------------
                                                         Totals:                  $0.00                                     $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL
                 PREPAID CONTRACTS                                                $0.00
              b) ADCB OF POOL B AT CLOSING DATE                          $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF
                 THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
              DEFAULTED (>180 DAYS), THE SERVICER HAS
              FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                                      $0.00



CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES              NO     X
                                                                                          ----------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                         PREDECESSOR
                                                             DISCOUNTED                     PREDECESSOR     DISCOUNTED
            LEASE #   LESSEE NAME                            PRESENT VALUE                  LEASE #         PRESENT VALUE
            ----------------------------------------------   ----------------------------   --------------  -------------------
            1528-004  U.S. Neurological, Inc.                                 $194,560.17   2042-202                $981,403.44
            2826-001  Newark Health Imaging, L.L.C.                           $789,368.50
            2875-008  MRI of River North, INC. et al                          $735,842.45   2314-004                $707,303.41
            2709-202  Symmorphix, Inc.                                        $390,173.53   2041-201                $526,898.39
            2712-201  Matric Semiconductor, Inc.                              $123,333.71   2041-202                 $87,853.47
            2712-202  Matric Semiconductor, Inc.                              $102,100.09
            3323-001  Open MRI Ohio I Ventures L.L.C.                       $1,018,210.69   2659-001                $567,212.03
                      Cash                                                    $116,213.37   2660-001                $567,212.03



                                                              ---------------------------                   -------------------
                                                              Totals:       $3,469,802.51                         $3,437,882.77

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         3,437,882.77
            b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES   NO     X

            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       PREDECESSOR
                                                                 DISCOUNTED                     PREDECESSOR     DISCOUNTED
            LEASE #   LESSEE NAME                                PRESENT VALUE                  LEASE #         PRESENT VALUE
            ----------------------------------------------       ----------------------------   --------------  -------------------
            3313-001  Open MRI Missouri Ventures, LLC                           $1,103,064.69   1004-501                 $60,739.26
            3313-003  Open MRI Missouri Ventures, LLC                           $1,035,735.31   1004-502                 $60,739.26
            3309-002  Open MRI Illinois Ventures, LLC                             $998,471.79   2786-001              $3,010,223.86



                                                                 ----------------------------                   -------------------
                                                                 Totals:        $3,137,271.79                         $3,131,702.38


            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $3,131,702.38
            b) ADCB OF POOL B AT CLOSING DATE                                                                       $86,877,354.94
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  3.60%


          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
            THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
            BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES             NO     X
                                                                                               ------          ---------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.                          AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
   This Month                                       4,657,811.76     This Month                      133,152,868.34
   1 Month Prior                                    4,430,648.05     1 Month Prior                   138,099,117.77
   2 Months Prior                                   4,617,465.72     2 Months Prior                  142,497,957.05

   Total                                           13,705,925.53     Total                           413,749,943.16

   A) 3 MONTH AVERAGE                               4,568,641.84     B) 3 MONTH AVERAGE              137,916,647.72

   c) a/b                                                   3.31%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                          Yes            No   X
                                                                                                              --------     --------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                  Yes            No   X
                                                                                                              --------     --------
   B. An Indenture Event of Default has occurred and is then continuing?                                  Yes            No   X
                                                                                                              --------     --------

4. Has a Servicer Event of Default occurred?                                                              Yes            No   X
                                                                                                              --------     --------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                       Yes            No   X
                                                                                                              --------     --------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                      Yes            No   X
                                                                                                              --------     --------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                       Yes            No   X
                                                                                                              --------     --------

6. Aggregate Discounted Contract Balance at Closing Date                                      Balance  $273,612,728.90
                                                                                                       ---------------

   DELINQUENT LEASE SUMMARY

                           Days Past Due    Current Pool Balance                        # Leases
                           -------------    --------------------                        --------
                                 31 - 60            1,815,229.15                              31
                                 61 - 90            1,234,863.75                               7
                                91 - 180            4,657,811.76                              30

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization